Exhibit 99.1

eGain Reports Continued Momentum in New Logo Wins Driven by

AI Knowledge Offering

Sunnyvale, CA (May 9, 2024) – eGain (Nasdaq: EGAN), a knowledge platform for customer engagement, today announced financial results for its fiscal 2024 third quarter ended March 31, 2024.

“Our new knowledge customer win momentum continued this quarter, including a U.S. megabank,” said Ashu Roy, eGain’s CEO. “Through the first nine months of the year, our new logo acquisition has grown 50% - year over year - thanks to AssistGPT™, our novel AI solution to efficiently automate knowledge for customer service. Although our total revenue fell short of expectations due to the timing of revenue recognition from our Cisco OEM agreement, we achieved another quarter of enhanced profitability and solid operating cash flow.”

Fiscal 2024 Third Quarter Financial Highlights

●	Total revenue was $22.4 million, down 3% year over year.
●	GAAP net income was $1.5 million, or $0.05 per share on a basic and diluted basis, compared to a GAAP net loss of $372,000, or $0.01 per share on a basic and diluted basis, in Q3 2023.
●	Non-GAAP net income was $2.6 million, or $0.08 per share on a basic and diluted basis, compared to a non-GAAP net income of $1.1 million, or $0.03 per share on a basic and diluted basis, in Q3 2023.
●	Cash provided by operations was $1.7 million, or an operating cash flow margin of 8%.
●	Total cash and cash equivalents were $83.0 million, compared to $86.8 million in Q2 2024.
●	Adjusted EBITDA was $2.3 million compared to $1.1 million in Q3 2023.
●	Total shares purchased through the repurchase program were approximately 881,000 at an average cost per share of $6.26 totaling $5.5 million.

Fiscal 2024 First Nine Months Financial Highlights

●	Total revenue was $70.3 million, down 4% year over year.
●	GAAP net income was $6.3 million, or $0.20 per share on a basic and diluted basis, compared to a GAAP net loss of $492,000, or $0.02 per share on a basic and diluted basis, in the same period last year.
●	Non-GAAP net income was $9.8 million, or $0.31 per share on a basic and diluted basis, compared to a non-GAAP net income of $4.8 million, or $0.15 per share on a basic and diluted basis, in the same period last year.
●	Adjusted EBITDA was $8.8 million compared to $4.9 million in the same period last year.
●	Cash provided from operations was $17.6 million, or an operating cash flow margin of 25%.

Fiscal 2024 Fourth Quarter Financial Guidance

For the fourth quarter of fiscal 2024 ending June 30, 2024, eGain expects:

●	Total revenue of between $21.1 million to $21.4 million.
●	GAAP net loss of $300,000 to $900,000, or $0.01 to $0.03 per share.
o	Includes stock-based compensation expense of approximately $1.1 million.
o	Includes depreciation and amortization of approximately $100,000.
●	Non-GAAP net income of $200,000 to $800,000, or $0.01 to $0.03 per share.

Fiscal 2024 Financial Guidance

For the fiscal 2024 full year ending June 30, 2024, eGain expects:

●	Total revenue of between $91.5 million to $91.8 million.
●	GAAP net income of $5.4 million to $6.0 million, or $0.17 to $0.19 per share.
o	Includes stock-based compensation expense of approximately $4.6 million.
o	Includes depreciation and amortization of approximately $400,000.
●	Non-GAAP net income of $10.0 million to $10.6 million, or $0.32 to $0.34 per share.

Guidance Assumption:

●	Weighted average shares outstanding are expected to be approximately 30.5 million for the fourth quarter of fiscal 2024 and 31.6 million for the full fiscal year 2024.

Non-GAAP Financial Measures

This press release includes certain non-GAAP financial measures as supplemental information relating to our operating results, including adjusted EBITDA and non-GAAP net income. Adjusted EBITDA is defined as net income (loss), adjusted for the impact of depreciation and amortization, stock-based compensation expense, interest income, income tax provision, other income (expense), net and severance and related charges. Non-GAAP net income measure is adjusted for stock-based compensation expense. eGain’s management has analyzed the effect of these non-GAAP adjustments on our income tax provision and believes the change in our income tax provision would be minimal due to these non-GAAP adjustments being attributed to the U.S. jurisdiction where it has recorded full valuation allowance against the deferred taxes. Non-GAAP results are presented for supplemental informational purposes only and should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles, or GAAP, and may be different from non-GAAP measures used by other companies. eGain’s management uses these non-GAAP measures to compare our performance to that of prior periods for trend analysis and for budgeting and planning purposes. eGain believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial measures with other software companies, many of which present similar non-GAAP financial measures to investors, and that it allows for greater transparency with respect to key metrics used by management in our financial and operational decision-making. Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release. eGain urges investors to review the reconciliation and not to rely on any single financial measure to evaluate our business. In addition, this presentation includes eGain’s projected non-GAAP net income for future periods, a non-GAAP measure used to describe eGain’s expected performance. We have not presented a reconciliation to eGain’s projected net income, the most comparable GAAP financial measure, because the reconciliation could not be prepared without unreasonable effort. The information necessary to prepare the reconciliation is not available on a forward-looking basis and cannot be accurately predicted. The unavailable information could have a significant impact on the calculation of the comparable GAAP financial measure.

Conference Call Information

eGain will discuss its fiscal 2024 third quarter results today via a teleconference at 2:00 p.m. Pacific Time. To access the live call, dial 844-481-2704 (U.S. toll free) or +1 412-317-0660 (International) and ask to join the eGain earnings call. A live and archived webcast of the call will also be accessible on the “Investor relations” section of eGain’s website at www.egain.com. In addition, a phone replay of the conference call will be available starting two hours after the call and will remain in effect for one week. To access the phone replay, dial 877-344-7529 (U.S. toll free) or +1 412-317-0088 (International). The replay access code is 5401723.

About eGain

eGain Knowledge Hub automates and orchestrates customer engagement across touch points. Powered by AI and analytics, our secure cloud solution delivers personalized digital-first experiences, quick business value, and easy innovation. Visit www.egain.com for more info.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including without limitation: our financial guidance for the fourth quarter of fiscal 2024 and fiscal 2024 full year ending June 30, 2024; and continued momentum in new logo wins. The achievement or success of the matters covered by such forward-looking statements, including future financial guidance, involves risks, uncertainties, and assumptions, many of which involve factors or circumstances that are beyond our control. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our actual results could differ materially from the results expressed or implied by the forward-looking statements we make, including our ability to achieve our targets for the fourth quarter of fiscal 2024 and fiscal 2024 full year ending June 30, 2024. The risks and uncertainties referred to above include, but are not limited to: risks to our business, operating results, and financial condition; risks associated with new product releases and new services and products features; risks that customer demand may fluctuate or decrease; risks that we are unable to collect unbilled contractual commitments, particularly in the current economic environment; risks that our lengthy sales cycles may negatively affect our operating results; currency risks; our ability to capitalize on customer engagement; risks related to our reliance on a relatively small number of customers for a substantial portion of our revenue; our ability to compete successfully and manage growth; our ability to develop and expand strategic and third party distribution channels; risks related to our international operations; our ability to continue to innovate; our strategy of making investments in sales to drive growth; general political or destabilizing events, including war, intensified international hostilities, conflict or acts of terrorism; the effect of legislative initiatives or proposals, statutory changes, governmental or other applicable regulations and/or changes in industry requirements, including those addressing data privacy, cyber-security and cross-border data transfers; and other risks detailed from time to time in eGain’s public filings, including eGain’s annual report on Form 10-K for the fiscal year ended June 30, 2023 and subsequent reports filed with the Securities and Exchange Commission, which are available on the Securities and Exchange Commission’s website at www.sec.gov. These forward-looking statements are based on current expectations and speak only as of the date hereof. We assume no obligation and do not intend to update these forward-looking statements, except as required by law.

eGain, the eGain logo, and all other eGain product names and slogans are trademarks or registered trademarks of eGain Corporation in the United States and/or other countries. All other company names and products mentioned in this release may be trademarks or registered trademarks of the respective companies.

MKR Investor Relations

Todd Kehrli or Jim Byers

Phone: 323-468-2300

Email: egan@mkr-group.com

eGain Corporation

Condensed Consolidated Balance Sheets

(in thousands, except par value data)

(unaudited)

	March 31,	June 30,
	2024	2023
ASSETS
Current assets:
Cash and cash equivalents	$82,982	$73,201
Restricted cash	7	7
Accounts receivable, less provision for credit losses of $209 and $237 as of March 31, 2024 and June 30, 2023, respectively	10,950	31,569
Costs capitalized to obtain revenue contracts, net	1,247	1,317
Prepaid expenses	2,387	2,466
Other current assets	1,317	1,268
Total current assets	98,890	109,828
Property and equipment, net	483	633
Operating lease right-of-use assets	4,077	2,797
Costs capitalized to obtain revenue contracts, net of current portion	1,734	2,318
Goodwill	13,186	13,186
Other assets, net	1,954	1,355
Total assets	$120,324	$130,117

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$1,534	$2,044
Accrued compensation	6,933	7,697
Accrued liabilities	5,615	5,387
Operating lease liabilities	1,192	832
Deferred revenue	34,342	47,762
Total current liabilities	49,616	63,722
Deferred revenue, net of current portion	3,157	2,101
Operating lease liabilities, net of current portion	2,803	1,762
Other long-term liabilities	887	836
Total liabilities	56,463	68,421

Stockholders' equity:
Common stock, par value $0.001 - authorized: 60,000 shares; issued: 32,523 and 32,268; outstanding: 30,382 and 31,482 shares as of March 31, 2024 and June 30, 2023, respectively	33	32
Additional paid-in capital	405,590	401,087
Treasury stock, at cost: 2,141 and 786 shares of common stock as of March 31, 2024 and June 30, 2023, respectively	(14,292)	(5,763)
Notes receivable from stockholders	(21)	(97)
Accumulated other comprehensive loss	(2,282)	(2,122)
Accumulated deficit	(325,167)	(331,441)
Total stockholders' equity	63,861	61,696
Total liabilities and stockholders' equity	$120,324	$130,117

eGain Corporation

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2024	2023	2024	2023
Revenue:
Subscription	$20,324	$20,980	$64,643	$67,517
Professional services	2,026	2,033	5,698	5,859
Total revenue	22,350	23,013	70,341	73,376
Cost of revenue:
Cost of subscription	4,487	5,393	14,643	13,795
Cost of professional services	2,371	2,202	6,043	6,834
Total cost of revenue	6,858	7,595	20,686	20,629
Gross profit	15,492	15,418	49,655	52,747
Operating expenses:
Research and development	6,655	6,687	19,947	20,749
Sales and marketing	5,448	6,837	16,901	25,191
General and administrative	2,451	2,406	8,028	7,776
Total operating expenses	14,554	15,930	44,876	53,716
Income (loss) from operations	938	(512)	4,779	(969)
Interest income	1,002	818	2,933	1,633
Other income (expense), net	74	(245)	(13)	20
Income before income tax provision	2,014	61	7,699	684
Income tax provision	(521)	(433)	(1,425)	(1,176)
Net income (loss)	$1,493	$(372)	$6,274	$(492)
Per share information:
Earnings (loss) per share:
Basic	$0.05	$(0.01)	$0.20	$(0.02)
Diluted	$0.05	$(0.01)	$0.20	$(0.02)
Weighted-average shares used in computation:
Basic	30,976	32,122	31,212	32,024
Diluted	31,599	32,122	31,858	32,024

Summary of stock-based compensation included in costs and expenses above:
Cost of revenue	$343	$371	$924	$1,213
Research and development	331	509	1,095	1,633
Sales and marketing	120	174	476	997
General and administrative	316	393	1,018	1,440
Total stock-based compensation	$1,110	$1,447	$3,513	$5,283

eGain Corporation

GAAP to Non-GAAP Reconciliation Table

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2024	2023	2024	2023
Income (loss) from operations	$938	$(512)	$4,779	$(969)
Add:
Stock-based compensation	1,110	1,447	3,513	5,283
Non-GAAP income from operations	$2,048	$935	$8,292	$4,314

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2024	2023	2024	2023
Net income (loss)	$1,493	$(372)	$6,274	$(492)
Add:
Stock-based compensation	1,110	1,447	3,513	5,283
Non-GAAP net income	$2,603	$1,075	$9,787	$4,791
Per share information:
Non-GAAP earnings per share:
Basic	$0.08	$0.03	$0.31	$0.15
Diluted	$0.08	$0.03	$0.31	$0.15
Weighted-average shares used in computation:
Basic	30,976	32,122	31,212	32,024
Diluted	31,599	32,968	31,858	32,909

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2024	2023	2024	2023
Net income (loss)	$1,493	$(372)	$6,274	$(492)
Add:
Depreciation and amortization	92	124	296	375
Stock-based compensation expense	1,110	1,447	3,513	5,283
Interest income	(1,002)	(818)	(2,933)	(1,633)
Provision for income taxes	521	433	1,425	1,176
Other income (expense), net	(74)	245	13	(20)
Severance and related charges	112	88	247	238
Adjusted EBITDA	$2,252	$1,147	$8,835	$4,927

eGain Corporation

Other GAAP to Non-GAAP Supplemental Financial Information

(in thousands)

(unaudited)

	Three Months Ended March 31,		Growth Rates	Constant Currency Growth Rates [1]
	2024	2023
Revenue:
SaaS revenue	$20,277	$20,854	(3%)	(4%)
Legacy revenue	47	126	(63%)	(65%)
GAAP subscription	20,324	20,980	(3%)	(4%)
GAAP professional services	2,026	2,033	(0%)	(1%)
Total GAAP revenue	$22,350	$23,013	(3%)	(4%)

SaaS and professional services revenue:
SaaS revenue	$20,277	$20,854	(3%)	(4%)
Professional Services	2,026	2,033	(0%)	(1%)
Total SaaS and professional services revenue	$22,303	$22,887	(3%)	(4%)

Cost of Revenue:
GAAP subscription	$4,487	$5,393
Non-GAAP subscription	$4,487	$5,393

GAAP professional services	$2,371	$2,202
Add back:
Stock-based compensation	(343)	(371)
Non-GAAP professional services	$2,028	$1,831

GAAP total cost of revenue	$6,858	$7,595
Add back:
Stock-based compensation	(343)	(371)
Non-GAAP total cost of revenue	$6,515	$7,224	(10%)	(10%)

Gross Profit:
Non-GAAP subscription	$15,837	$15,587
Non-GAAP professional services	(2)	202
Non-GAAP gross profit	$15,835	$15,789	0%	(1%)

Operating expenses:
GAAP research and development	$6,655	$6,687
Add back:
Stock-based compensation expense	(331)	(509)
Non-GAAP research and development	$6,324	$6,178	2%	2%

GAAP sales and marketing	$5,448	$6,837
Add back:
Stock-based compensation expense	(120)	(174)
Non-GAAP sales and marketing	$5,328	$6,663	(20%)	(21%)

GAAP general and administrative	$2,451	$2,406
Add back:
Stock-based compensation expense	(316)	(393)
Non-GAAP general and administrative	$2,135	$2,013	6%	5%

GAAP operating expenses	$14,554	$15,930
Add back:
Stock-based compensation expense	(767)	(1,076)
Non-GAAP operating expenses	$13,787	$14,854	(7%)	(8%)

[1] Constant currency growth rates presented are derived from converting the current period results for entities reporting in currencies other than U.S. Dollars into U.S. Dollars at the exchange rates in effect during the prior period presented rather than the actual exchange rates in effect during the current period.

eGain Corporation

Other GAAP to Non-GAAP Supplemental Financial Information

(in thousands)

(unaudited)

	Nine Months Ended March 31,		Growth Rates	Constant Currency Growth Rates [1]
	2024	2023
Revenue:
SaaS revenue	$64,480	$66,911	(4%)	(5%)
Legacy revenue	163	606	(73%)	(75%)
GAAP subscription	64,643	67,517	(4%)	(6%)
GAAP professional services	5,698	5,859	(3%)	(4%)
Total GAAP revenue	$70,341	$73,376	(4%)	(5%)

SaaS and professional services revenue:
SaaS revenue	$64,480	$66,911	(4%)	(5%)
Professional Services	5,698	5,859	(3%)	(4%)
Total SaaS and professional services revenue	$70,178	$72,770	(4%)	(5%)

Cost of Revenue:
GAAP subscription	$14,643	$13,795
Non-GAAP subscription	$14,643	$13,795

GAAP professional services	$6,043	$6,834
Add back:
Stock-based compensation	(924)	(1,213)
Non-GAAP professional services	$5,119	$5,621

GAAP total cost of revenue	$20,686	$20,629
Add back:
Stock-based compensation	(924)	(1,213)
Non-GAAP total cost of revenue	$19,762	$19,416	2%	1%

Gross Profit:
Non-GAAP subscription	$50,000	$53,722
Non-GAAP professional services	579	238
Non-GAAP gross profit	$50,579	$53,960	(6%)	(8%)

Operating expenses:
GAAP research and development	$19,947	$20,749
Add back:
Stock-based compensation expense	(1,095)	(1,633)
Non-GAAP research and development	$18,852	$19,116	(1%)	(2%)

GAAP sales and marketing	$16,901	$25,191
Add back:
Stock-based compensation expense	(476)	(997)
Non-GAAP sales and marketing	$16,425	$24,194	(32%)	(34%)

GAAP general and administrative	$8,028	$7,776
Add back:
Stock-based compensation expense	(1,018)	(1,440)
Non-GAAP general and administrative	$7,010	$6,336	11%	10%

GAAP operating expenses	$44,876	$53,716
Add back:
Stock-based compensation expense	(2,589)	(4,070)
Non-GAAP operating expenses	$42,287	$49,646	(15%)	(16%)

[1] Constant currency growth rates presented are derived from converting the current period results for entities reporting in currencies other than U.S. Dollars into U.S. Dollars at the exchange rates in effect during the prior period presented rather than the actual exchange rates in effect during the current period.